UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2006
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)
11 Musick
Irvine, CA 92618
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 420-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement
See disclosure in Item 5.02(e) below, which is incorporated herein by this reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On November 15, 2006, the Board of Directors of the Cardiogenesis Corporation (the “Company”) accepted the resignation of Joseph Kletzel II as the Company’s interim Chief Executive Officer and interim Chief Operating Officer and appointed Mr. Kletzel as Executive Chairman of the Board effective immediately. Mr. Kletzel was appointed as interim Chief Operating Officer in May 2006 and as interim Chief Executive Officer in July 2006 after the termination of Michael Quinn.
(c) On November 15, 2006, the Board of Directors of the Company appointed Richard Lanigan, the Company’s Senior Vice President of Operations, as President of the Company effective immediately.
     Mr. Lanigan, age 47, has been the Company’s Senior Vice President of Operations since November 2005. Prior to November 2005, Mr. Lanigan served in a variety of different capacities. From November 2003 to October 2005, Mr. Lanigan was Senior Vice President of Marketing. From March 2001 to October 2003, Mr. Lanigan was Vice President of Government Affairs and Business Development. From March 2000 to March 2001, Mr. Lanigan served as Vice President of Sales and Marketing and from 1997 to 2000, he was the Director of Marketing. From 1992 to 1997, Mr. Lanigan served in various positions, most recently Marketing Manager, at Stryker Endoscopy. From 1987 to 1992, Mr. Lanigan served in Manufacturing and Operations management at Raychem Corporation. From 1981 to 1987, he served in the U.S. Navy where he completed six years of service as Lieutenant in the Supply Corps. Mr. Lanigan earned a Bachelors in Business Administration from the University of Notre Dame and a Masters of Science in Systems Management from the University of Southern California.
     No change to Mr. Lanigan’s existing compensation arrangements were made as a result of his appointment as President of the Company.
     (e) In connection with Mr. Kletzel’s appointment as Executive Chairman of the Board, Mr. Kletzel will receive an annual base salary of $130,000 per year and, subject to the provisions of such plans, will be eligible to participate in all medical and other benefit plans maintained by the Company for its employees.

A copy of the press release announcing the changes in status described above is furnished as Exhibit 99.1 hereto, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release of Cardiogenesis Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: November 20, 2006	By:	/s/ William Abbott
William Abbott
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release of Cardiogenesis Corporation